SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 25, 2004


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Kentucky                                             61-0712014
           --------                                             ----------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 15415 Shelbyville Road, Louisville, KY  40245
                 ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On June 25, 2004, Steel Technologies Inc. issued a press release announcing results for the third quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
-----------------------
     (Registrant)




  By  /s/ Joseph P. Bellino
      ---------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  June 25, 2004

                                   EXHIBIT 99



NEWS RELEASE

Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110


           STEEL TECHNOLOGIES SEES HIGHER VOLUME, SALES, AND EARNINGS
                   FOR THE THIRD QUARTER ENDING JUNE 30, 2004



LOUISVILLE, Ky. (June 25, 2004) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced that the Company expects its results for the third fiscal quarter to reflect continued substantial increases in volume through its operations. For the three months ending June 30, 2004, the Company expects sales to increase to approximately $225 million and tons shipped to increase over 40% compared with the third quarter last year. Net income for the quarter is expected to be in the range of $0.75 to $0.78 per diluted share. Steel Technologies plans to release final third quarter results on July 19, 2004.

Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 21 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.

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